SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 1, 2009
  iROBOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)
           Delaware
(State or Other Jurisdiction of Incorporation)

000-51598	77-0259335

(Commission File Number)	(IRS Employer Identification No.)

8 Crosby Drive, Bedford, Massachusetts	01730

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 430-3000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release issued by the registrant on March 30, 2009

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 1, 2009, iRobot Corporation (the “Company”) appointed Jeffrey A. Beck as president of its home robots division. Prior to joining the Company, Mr. Beck, age 46, served at AMETEK Corporation as Senior Vice President and General Manager, Aerospace & Defense from 2008 to 2009 and as Vice President & General Manager, Power Systems and Instruments Division from 2004 to 2008. From 1996 to 2004, Mr. Beck served in a number of positions at Danaher Corporation, including President, Danaher Precision Systems Division and Vice President of Sales, Kollmorgen I&C Division. Mr. Beck holds a B.S. in Mechanical Engineering from the New Jersey Institute of Technology and an M.B.A. from Boston University.
     In connection with his appointment, Mr. Beck and the Company have entered into an executive agreement and an indemnification agreement, the forms of which are attached as exhibits to the Company’s annual report on Form 10-K and are incorporated herein by reference. Mr. Beck will receive an annual base salary of approximately $325,000 and will receive a 2009 bonus under the Company’s Senior Executive Incentive Compensation Program equal to 65% of his total base compensation earned in 2009. In addition, subject to the approval of the Board of Directors, on April 24, 2009 (the “Grant Date”), Mr. Beck will be granted a stock option exercisable for 150,000 shares of the Company’s common stock at the closing price on the Grant Date and 35,000 restricted stock units. The stock option will vest 25% on the first anniversary of the Grant Date and quarterly over the following three years, and the restricted stock units will vest 25% on each anniversary of the Grant Date.
Item 7.01 Regulation FD Disclosure.
     On March 30, 2009, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

99.1	Press Release issued by the registrant on March 30, 2009, furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation
April 2, 2009	By:	/s/ Glen D. Weinstein
		Name:	Glen D. Weinstein
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on March 30, 2009, furnished herewith.